SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2019
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(a)	Distribution
On July 31, 2019, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on September 30, 2019 to unitholders of record as at the close of business on August 30, 2019.

(b)	Exercise of underwriters' option
On July 23, 2019 the underwriters for the public offering of the limited partnership units that closed on June 28, 2019, purchased an additional 1,070,000 limited partnership units at a price of $39.40 per unit, pursuant to the exercise of the underwriter's over-allotment option. The partnership received additional gross proceeds of approximately $42 million from the over-allotment option before approximately $2 million in equity issuance costs. This resulted in a decrease in Brookfield's ownership of the partnership to 62.7%.

(c)	Acquisition of Ouro Verde Locação e Seviços S.A. ("Ouro Verde")

On July 8, 2019, together with institutional partners, the partnership acquired a 100% interest in Ouro Verde, a Brazilian fleet management company, for approximately $131 million. The partnership’s share is expected to be approximately $50 million which will be determined once institutional partner participation is finalized, and the partnership expects to consolidate this business for financial reporting purposes.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these unaudited interim condensed consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for major classes of assets acquired and liability assumed.